UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): February 26, 2024
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On February 26, 2024, PubMatic, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended and full year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The Company is making reference to non-GAAP financial information in the press release. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.
The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and the Company’s investor relations website (https://investors.pubmatic.com/investor-relations) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Item 8.01.     Other Events.
As of February 26, 2024, approximately $8.2 million remained available under the Company’s share repurchase program. On February 22, 2024, the Company’s Board of Directors authorized an increase to the Company’s share repurchase program of $100 million, such that up to approximately $108.2 million of Class A common stock may be repurchased by the Company under the share repurchase program following the date hereof and through December 31, 2025. Repurchases may be made from time to time through open market repurchases or through privately negotiated transactions subject to market conditions, applicable legal requirements and other relevant factors. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18 of the Exchange Act. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. The repurchase program does not obligate the Company to acquire any particular amount of its Class A common stock, and it may be suspended at any time at the Company’s discretion. The timing and actual number of shares repurchased may depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated February 26, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PubMatic, Inc.
Date: February 26, 2024	By:	/s/ Steven Pantelick
Steven Pantelick
Chief Financial Officer